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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 7, 2003


                                  T-NETIX, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-25016                 84-1037352
 (State or Other Jurisdiction     Commission file number     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


    2155 Chenault Drive, Suite 410
       Carrollton, Texas 75006                                  75006
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (972) 241-1535


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

On May 7, 2003, T-NETIX, Inc. reported its financial results for the first quarter ended March 31, 2003. The May 7, 2003 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.02 Press Release dated May 7, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

T-NETIX, Inc.

Date:    May 7, 2003                        By:  /s/ Richard E. Cree
                                               --------------------------------
                                                    Richard E. Cree
                                                    Chief Executive Officer



                                  EXHIBIT INDEX


         Exhibit                    Description
         -------                    -----------

         99.02                      Press Release dated May 7, 2003


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